EXHIBIT 32.2

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q (the “Report”) of Acceptance Insurance Companies Inc. (the “Company”) for the nine months ended September 30, 2003, I, Gary N. Thompson, Chief Financial Officer and Treasurer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge that:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Gary N. Thompson
Gary N. Thompson
Title: Chief Financial Officer and Treasurer

Acceptance Insurance Companies Inc.

Date: November 11, 2003

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